                    UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant        ☒

Filed by a Party other than the Registrant     

Check the appropriate box:

           Preliminary Proxy Statement

           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

           Definitive Proxy Statement

 ☒          Definitive Additional Materials

           Soliciting Material Pursuant to §240.14a-12

PEPCO HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 ☒           No fee required.

           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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On March 28, 2012, Pepco Holdings, Inc. (PHI) filed with the Securities and Exchange Commission a definitive Proxy Statement in connection with PHI’s 2012 annual meeting of stockholders (the Annual Meeting).  In connection with Proposal 3 submitted to PHI stockholders to approve the Pepco Holdings, Inc. 2012 Long-Term Incentive Plan (the 2012 LTIP) at the Annual Meeting, upon stockholder approval of the 2012 LTIP at the Annual Meeting, PHI will not issue any further awards under its existing Long-Term Incentive Plan.